EXHIBIT 99.1




                         Camden Property Trust Announces
              Fourth Quarter and Full Year 2006 Operating Results


    HOUSTON--(BUSINESS WIRE)--Feb. 8, 2007--Camden Property Trust (NYSE:CPT) announced that its funds from operations ("FFO") for the fourth quarter of 2006 totaled $0.87 per diluted share or $54.7 million, as compared to $0.84 per diluted share or $49.5 million for the same period in 2005.

    FFO for the twelve months ended December 31, 2006 totaled $3.88 per diluted share or $237.8 million, as compared to $3.47 per diluted share or $195.3 million for the same period in 2005. FFO for the twelve months ended December 31, 2006 included a $0.43 per diluted share impact from gain on sale of land. FFO for the twelve months ended December 31, 2005 included a $0.43 per diluted share impact from the sale of technology investments, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit Properties Inc. ("Summit").

    Net Income ("EPS")

    The Company reported net income ("EPS") of $31.4 million or $0.53 per diluted share for the fourth quarter of 2006, as compared to $12.9 million or $0.23 per diluted share for the same period in 2005. EPS for the three months ended December 31, 2006 included a $0.31 per diluted share impact from gain on sale of land and discontinued operations. EPS for the three months ended December 31, 2005 included a $0.21 per diluted share impact from gain on sale of land, joint venture properties and discontinued operations.

    For the twelve months ended December 31, 2006, net income totaled $232.8 million or $3.96 per diluted share, as compared to $199.1 million or $3.58 per diluted share for the same period in 2005. EPS for the twelve months ended December 31, 2006 included a $3.35 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations. EPS for the twelve months ended December 31, 2005 included a $3.20 per diluted share impact from gain on sale of land, operating properties, joint venture properties and discontinued operations, a $0.43 per diluted share impact from the sale of technology investments, a $0.57 per diluted share charge related to the amortization of acquired in place leases, and a $0.25 per diluted share charge for transaction compensation and merger expenses relating to Camden's merger with Summit.

    A reconciliation of net income to FFO is included in the financial tables accompanying this press release.

    Same-Property Results

    For the 46,565 apartment homes included in consolidated same-property results, fourth quarter 2006 same-property net operating income ("NOI") increased 6.3% compared to the fourth quarter of 2005, with revenues increasing 5.6% and expenses increasing 4.6%. On a sequential basis, fourth quarter 2006 same-property NOI increased 1.7% compared to the third quarter of 2006, with revenues declining 0.5% and expenses declining 3.8% compared to the prior quarter. On a full-year basis, 2006 same-property NOI increased 8.6%, with revenue growth of 7.4% and expense growth of 5.4% compared to the same period in 2005. Same-property physical occupancy levels for the combined portfolio averaged 94.0% during the fourth quarter of 2006, compared to 96.3% in the fourth quarter of 2005 and 94.9% in the third quarter of 2006.

    The Company defines same-property communities as communities owned by either Camden or Summit and stabilized as of January 1, 2005, excluding properties held for sale. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

    Development Activity

    As of December 31, 2006, Camden had four completed apartment communities in lease-up: Camden Fairfax Corner in Fairfax, VA, an $82.0 million project that is currently 93% leased; Camden Manor Park in Raleigh, NC, a $52.0 million project that is currently 77% leased; Camden Westwind in Ashburn, VA, a $97.6 million project that is currently 69% leased; and Camden Royal Oaks in Houston, TX, a $22.0 million project that is currently 43% leased.

    The Company's current development pipeline includes eight wholly-owned communities and an expansion of an existing property, comprising 2,719 apartment homes and a total budgeted cost of $571.5 million. Camden also has five joint venture communities under development comprising 1,528 apartment homes and a total budgeted cost of $367.9 million. Of the 13 communities currently under development, two are presently in lease-up: Camden Clearbrook in Frederick, MD is currently 78% leased; and Camden Old Creek in San Marcos, CA is currently 40% leased.

    Disposition Activity

    During the quarter, the Company disposed of two Houston communities which were previously held for sale. Camden Crossing (366 homes) and Camden Wyndham (448 homes) were sold for a total price of $32.5 million, resulting in a gain on sale of $18.9 million.

    Properties and Land Held for Sale

    At December 31, 2006, Camden had three operating communities consisting of 930 apartment homes classified as held for sale. These properties included: Camden Downs, a 254-home apartment community in Louisville, KY; Camden Taravue, a 304-home apartment community in St. Louis, MO; and Camden Trace, a 372-home apartment community in St. Louis, MO.

    The Company also had 5.7 acres of undeveloped land in Miami, FL, Boca Raton, FL and Dallas, TX classified as held for sale at year-end.

    Earnings Guidance

    Camden provided initial earnings guidance for 2007 based on its current and expected views of the apartment market and general economic conditions. Full-year 2007 FFO is expected to be $3.60 to $3.90 per diluted share, and full-year 2007 EPS is expected to be $0.95 to $1.25 per diluted share. First quarter 2007 earnings guidance is $0.87 to $0.91 per diluted share for FFO and $0.20 to $0.24 per diluted share for EPS. Guidance for EPS excludes potential future gains on the sale of operating properties. Camden intends to update its earnings guidance to the market on a quarterly basis.

    The Company's initial 2007 earnings guidance is based on projections of same-property NOI growth between 5.5% and 7.5%, acquisitions of $0 - $100 million, dispositions of $175 - $450 million and new development starts of $350 - $500 million. Additional information on the Company's 2007 financial outlook and a reconciliation of expected net income to expected FFO are included in the financial tables accompanying this press release.

    Conference Call

    The Company will hold a conference call on Friday, February 9, 2007 at 10:00 a.m. Central Time to review its fourth quarter and full-year 2006 results and discuss its outlook for future performance. To participate in the call, please dial (877) 407-0782 (domestic) or
(201) 689-8567 (international) by 9:50 a.m. Central Time and request the Camden Property Trust Fourth Quarter 2006 Earnings Call, or join the live webcast of the conference call by accessing the Investor Relations section of the Company's website at www.camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company's website under Earnings Releases or by calling Camden's Investor Relations Department at (800) 922-6336.

    Forward-Looking Statements

    In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

    About Camden

    Camden Property Trust is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities. Camden owns interests in and operates 186 properties containing 63,843 apartment homes across the United States. Upon completion of 13 properties under development and the expansion of an existing property, the Company's portfolio will increase to 68,090 apartment homes in 199 properties.

    For additional information, please contact Camden's Investor
Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at www.camdenliving.com.






CAMDEN                                               OPERATING RESULTS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------

(Unaudited)                   Three Months Ended  Twelve Months Ended
                                 December 31,         December 31,
                             -------------------- --------------------
OPERATING DATA                 2006      2005       2006     2005 (a)
---------------------------- -------------------- --------------------
Property revenues
Rental revenues               $135,655  $130,971   $544,236  $479,221
Other property revenues         14,022    11,248     55,194    42,860
                             -------------------- --------------------
   Total property revenues     149,677   142,219    599,430   522,081

Property expenses
Property operating and
 maintenance                    41,721    39,084    165,810   145,044
Real estate taxes               14,543    14,804     63,388    57,316
                             -------------------- --------------------
   Total property expenses      56,264    53,888    229,198   202,360

Non-property income
Fee and asset management         3,011     1,983     14,041    12,912
Sale of technology
 investments                         -         7      1,602    24,206
Interest and other income        3,674       972      9,771     7,373
Income on deferred
 compensation plans              5,808     1,094     10,116     6,421
                             -------------------- --------------------
   Total non-property income    12,493     4,056     35,530    50,912

Other expenses
Property management              4,669     4,795     18,490    16,145
Fee and asset management         1,089     1,898      9,382     6,897
General and administrative      12,285     6,828     37,584    24,845
Transaction compensation and
 merger expenses                     -         -          -    14,085
Impairment provisions on
 technology investments              -       130          -       130
Interest                        26,752    30,132    118,344   111,548
Depreciation and
 amortization                   40,565    45,588    158,510   164,705
Amortization of deferred
 financing costs                   916       867      3,813     3,739
Expense on deferred
 compensation plans              5,808     1,094     10,116     6,421
                             -------------------- --------------------
   Total other expenses         92,084    91,332    356,239   348,515
                             -------------------- --------------------

Income from continuing
 operations before gain on
 sale of properties,
 impairment loss on sale of
 land, equity in income of
 joint ventures and minority
 interests                      13,822     1,055     49,523    22,118
Gain (loss) on sale of
 properties, including land       (104)      797     97,452   132,914
Impairment loss on sale of
 land                                -      (339)         -      (339)
Equity in income of joint
 ventures                          642    11,521      5,156    10,049
Minority interests:
   Distributions on
    perpetual preferred
    units                       (1,750)   (1,750)    (7,000)   (7,028)
   Original issuance costs
    on redeemed perpetual
    preferred units                  -         -          -      (365)
   Income allocated to
    common units and other
    minority interests          (1,413)     (467)   (16,163)   (2,223)
                             -------------------- --------------------
Income from continuing
 operations                     11,197    10,817    128,968   155,126
   Income from discontinued
    operations                   1,436     2,131      6,434     8,249
   Gain on sale of
    discontinued operations     18,879        60     99,273    36,175
   Income from discontinued
    operations allocated to
    common units                  (148)     (121)    (1,829)     (464)
                             -------------------- --------------------
Net income                     $31,364   $12,887   $232,846  $199,086
                             ==================== ====================

PER SHARE DATA
----------------------------
  Net income - basic             $0.54     $0.24      $4.11     $3.83
  Net income - diluted            0.53      0.23       3.96      3.58
  Income from continuing
   operations - basic             0.19      0.20       2.28      2.98
  Income from continuing
   operations - diluted           0.19      0.19       2.21      2.79

Weighted average number of
 common and common
 equivalent shares
 outstanding:
     Basic                      58,432    54,097     56,660    52,000
     Diluted                    59,738    56,869     59,524    56,313

PROPERTY DATA
----------------------------
  Total operating properties
   (end of period) (b)             186       191        186       191
  Total operating apartment
   homes in operating
   properties (end of
   period) (b)                  63,843    65,580     63,843    65,580
  Total operating apartment
   homes (weighted average)     53,530    57,120     55,850    55,056
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)           51,908    53,149     53,387    50,765


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) Includes joint ventures and properties held for sale.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.








CAMDEN                                           FUNDS FROM OPERATIONS
            (In thousands, except per share and property data amounts)

----------------------------------------------------------------------


(Unaudited)                   Three Months Ended  Twelve Months Ended
                                 December 31,         December 31,
                             -------------------- --------------------
FUNDS FROM OPERATIONS          2006      2005       2006     2005 (a)
---------------------------- -------------------- --------------------

  Net income                   $31,364   $12,887   $232,846  $199,086
  Real estate depreciation
   and amortization from
   continuing operations        39,919    44,989    155,883   162,228
  Real estate depreciation
   from discontinued
   operations                        -     1,162      1,350     6,549
  Adjustments for
   unconsolidated joint
   ventures                      1,021     1,049      3,326     4,298
  Income from continuing
   operations allocated to
   common units                  1,109       425     15,708     2,051
  Income from discontinued
   operations allocated to
   common units                    148       121      1,829       464
  (Gain) loss on sale of
   operating properties            100         -    (91,481) (132,117)
  (Gain) on sale of
   discontinued operations     (18,937)        -    (78,823)  (36,104)
  (Gain) on sale of joint
   venture properties                -   (11,165)    (2,848)  (11,165)
                             -------------------- --------------------
     Funds from operations -
      diluted                  $54,724   $49,468   $237,790  $195,290
                             ==================== ====================

PER SHARE DATA
----------------------------
  Funds from operations -
   diluted                       $0.87     $0.84      $3.88     $3.47
  Cash distributions              0.66      0.64       2.64      2.54

Weighted average number of
 common and common
 equivalent shares
 outstanding:
     FFO - diluted              62,994    58,741     61,253    56,313

PROPERTY DATA
----------------------------
  Total operating properties
   (end of period) (b)             186       191        186       191
  Total operating apartment
   homes in operating
   properties (end of
   period) (b)                  63,843    65,580     63,843    65,580
  Total operating apartment
   homes (weighted average)     53,530    57,120     55,850    55,056
  Total operating apartment
   homes - excluding
   discontinued operations
   (weighted average)           51,908    53,149     53,387    50,765


(a) The Company's 2005 financial results include the results of Summit subsequent to February 28, 2005.
(b) Includes joint ventures and properties held for sale.








CAMDEN                                                  BALANCE SHEETS
                                                        (In thousands)

----------------------------------------------------------------------


   (Unaudited)                      Dec 31,     Sep 30,     Jun 30,
                                     2006        2006        2006
                                  ------------------------------------
ASSETS
Real estate assets, at cost
   Land                              $693,312    $683,645    $697,690
   Buildings and improvements       4,036,286   3,988,031   4,074,737
                                  ------------------------------------
                                    4,729,598   4,671,676   4,772,427
   Accumulated depreciation          (762,011)   (725,790)   (786,208)
                                  ------------------------------------
      Net operating real estate
       assets                       3,967,587   3,945,886   3,986,219
   Properties under development,
    including land                    369,861     351,246     427,500
   Investments in joint ventures        9,245       8,266       8,270
   Properties held for sale            32,763      45,074      55,562
                                  ------------------------------------
      Total real estate assets      4,379,456   4,350,472   4,477,551
Accounts receivable - affiliates       34,170      33,624      33,408
Notes receivable
   Affiliates                          41,478      31,037      23,327
   Other                                3,855       3,855       9,211
Other assets, net (a)                 121,336     112,801     111,636
Cash and cash equivalents               1,034       8,061      49,700
Restricted cash                         4,721       5,541       5,194
                                  ------------------------------------
      Total assets                 $4,586,050  $4,545,391  $4,710,027
                                  ====================================



LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities
   Notes payable
      Unsecured                    $1,759,498  $1,693,106  $1,940,693
      Secured                         571,478     587,347     620,592
Accounts payable and accrued
 expenses                             124,834     120,566     117,301
Accrued real estate taxes              23,306      41,165      31,280
Other liabilities (b)                 105,999     101,332      99,460
Distributions payable                  43,068      43,056      43,031
                                  ------------------------------------
      Total liabilities             2,628,183   2,586,572   2,852,357

Commitments and contingencies

Minority interests
   Perpetual preferred units           97,925      97,925      97,925
   Common units                       115,280     116,776     106,217
   Other minority interests            10,306      10,002      10,555
                                  ------------------------------------
      Total minority interests        223,511     224,703     214,697

Shareholders' equity
   Common shares of beneficial
    interest                              650         650         649
   Additional paid-in capital       2,183,622   2,176,170   2,172,616
   Distributions in excess of net
    income                           (213,665)   (206,442)   (293,386)
   Employee notes receivable           (2,036)     (2,047)     (2,035)
   Treasury shares, at cost          (234,215)   (234,215)   (234,871)
                                  ------------------------------------
      Total shareholders' equity    1,734,356   1,734,116   1,642,973
                                  ------------------------------------
      Total liabilities and
       shareholders' equity        $4,586,050  $4,545,391  $4,710,027
                                  ====================================



(a) includes:
       net deferred charges of:       $10,295     $11,155     $13,120
       value of in place leases
        of:                              $242        $452        $431

(b) includes:
       deferred revenues of:           $3,875      $5,256      $4,408
       above/below market leases
        of:                               $32         $80         $13
       distributions in excess of
        investments in joint
        ventures of:                  $18,350     $18,044     $12,701


   (Unaudited)                      Mar 31,     Dec 31,
                                     2006        2005
                                  ------------------------
ASSETS
Real estate assets, at cost
   Land                              $664,219    $646,854
   Buildings and improvements       3,892,700   3,840,969
                                  ------------------------
                                    4,556,919   4,487,823
   Accumulated depreciation          (732,984)   (716,650)
                                  ------------------------
      Net operating real estate
       assets                       3,823,935   3,771,173
   Properties under development,
    including land                    419,843     372,976
   Investments in joint ventures        8,199       6,096
   Properties held for sale           188,477     172,112
                                  ------------------------
      Total real estate assets      4,440,454   4,322,357
Accounts receivable - affiliates       33,361      34,084
Notes receivable
   Affiliates                          22,531      11,916
   Other                               13,264      13,261
Other assets, net (a)                 102,269      99,516
Cash and cash equivalents               1,256       1,576
Restricted cash                         5,269       5,089
                                  ------------------------
      Total assets                 $4,618,404  $4,487,799
                                  ========================



LIABILITIES AND SHAREHOLDERS'
 EQUITY
Liabilities
   Notes payable
      Unsecured                    $2,118,403  $2,007,164
      Secured                         623,250     625,927
Accounts payable and accrued
 expenses                             116,215     108,979
Accrued real estate taxes              17,818      26,070
Other liabilities (b)                  98,327      88,811
Distributions payable                  40,612      38,922
                                  ------------------------
      Total liabilities             3,014,625   2,895,873

Commitments and contingencies

Minority interests
   Perpetual preferred units           97,925      97,925
   Common units                       113,034     112,637
   Other minority interests            10,512      10,461
                                  ------------------------
      Total minority interests        221,471     221,023

Shareholders' equity
   Common shares of beneficial
    interest                              610         608
   Additional paid-in capital       1,908,099   1,902,595
   Distributions in excess of net
    income                           (289,482)   (295,074)
   Employee notes receivable           (2,046)     (2,078)
   Treasury shares, at cost          (234,873)   (235,148)
                                  ------------------------
      Total shareholders' equity    1,382,308   1,370,903
                                  ------------------------
      Total liabilities and
       shareholders' equity        $4,618,404  $4,487,799
                                  ========================



(a) includes:
       net deferred charges of:       $14,079     $13,061
       value of in place leases
        of:                            $1,156      $1,363

(b) includes:
       deferred revenues of:           $4,843      $2,008
       above/below market leases
        of:                               $51         $90
       distributions in excess of
        investments in joint
        ventures of:                  $11,556     $11,256






CAMDEN                                          2007 Financial Outlook
                                                as of February 8, 2007

----------------------------------------------------------------------


(Unaudited)

2006 Reported FFO, Adjusted for Non-Routine Items
-------------------------------------------------------------------- -


                                            Total        Per Share
                                        -------------- --------------
 2006 Reported FFO                           $237,790          $3.88
 Adjustments for non-routine items:
   Less: Sale of technology investments        (1,602)         (0.03)
   Less: Escrow deposits forfeited             (2,267)         (0.04)
   Less: Gain on sale of land                 (26,421)         (0.43)
   Plus: Accelerated vesting of senior
    officer share awards                        4,200           0.07
                                        -------------- --------------

 2006 FFO adjusted for non-routine items     $211,700          $3.46

 2006 Fully Diluted Shares Outstanding -
  FFO                                                         61,253


 2007 Financial Outlook
----------------------------------------------------------------------

 Earnings Guidance - Per Diluted Share
   Expected net income per share - diluted         $0.95 to $1.25
   Expected difference between EPS and fully
    diluted FFO shares                                 ($0.05)
   Expected real estate depreciation                   $2.55
   Expected adjustments for unconsolidated
    joint ventures                                     $0.06
   Expected income allocated to common units           $0.09
                                               -----------------------
   Expected FFO per share - diluted                $3.60 to $3.90

 "Same Property" Communities
   Number of Units                                     44,604
   2006 Base Net Operating Income                   $309 million
   Revenue Growth                                  5.00% to 6.50%
   Expense Growth                                  4.00% to 5.00%
   Net Operating Income Growth                     5.50% to 7.50%
   Physical Occupancy                                    95%
   -- Impact from 1.0% change in NOI Growth is approximately $0.05 / share

 Repositioning Communities
   Number of Units                                     3,512
   2006 Base Net Operating Income                    $24 million
   Total Expected Capital Investment                 $37 million
   2007 Net Operating Income Growth                (.25%) to .75%

 Acquisitions/Dispositions
   Dispositions (Communities Held for Sale at
    12/31/06)                                    $25 to $50 million
   Future Dispositions Volume                   $150 to $400 million
   Future Acquisitions Volume                    $0 to $100 million

 Development
   Development Starts (100% owned)              $150 to $200 million
   Development Starts (joint venture)           $200 to $300 million
   2007 Projected Development FFO Dilution       $10 to $12 million
   2007 Incremental Development FFO Dilution
    vs. 2006                                      $6 to $7 million

 Non-Property Income
   Non-Property Income, Net                      $13 to $16 million
   Includes: Fee and asset management income,
    net of expenses and Interest and other
    income
   Gain on Sale of Undeveloped Land               $0 to $10 million

 Corporate Expenses
   General and Administrative and Property
    Management Expense                           $49 to $53 million

 Debt
   Capitalized Interest                          $20 to $22 million
   Expensed Interest                            $109 to $114 million
   LIBOR                                                5.35%


Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.






CAMDEN                                     NON-GAAP FINANCIAL MEASURES
                                         DEFINITIONS & RECONCILIATIONS
                              (In thousands, except per share amounts)

----------------------------------------------------------------------



(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.



FFO
---
The National Association of Real Estate Investment Trusts ("NAREIT") currently defines FFO as net income computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden's definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income to FFO is provided below:



                              Three Months Ended  Twelve Months Ended
                                 December 31,        December 31,
                              ------------------- -------------------
                                2006      2005      2006       2005
                              --------- --------- --------- ---------
Net income                     $31,364   $12,887  $232,846  $199,086
Real estate depreciation and
 amortization from continuing
 operations                     39,919    44,989   155,883   162,228
Real estate depreciation from
 discontinued operations             -     1,162     1,350     6,549
Adjustments for unconsolidated
 joint ventures                  1,021     1,049     3,326     4,298
Income from continuing
 operations allocated to
 common units                    1,109       425    15,708     2,051
Income from discontinued
 operations allocated to
 common units                      148       121     1,829       464
(Gain) loss on sale of
 operating properties              100         -   (91,481) (132,117)
(Gain) on sale of discontinued
 operations                    (18,937)        -   (78,823)  (36,104)
(Gain) on sale of joint
 venture properties                  -   (11,165)   (2,848)  (11,165)
                              --------- --------- --------- ---------
  Funds from operations -
   diluted                     $54,724   $49,468  $237,790  $195,290
                              ========= ========= ========= =========

Weighted average number of
 common and common equivalent
 shares outstanding:
    EPS diluted                 59,738    56,869    59,524    56,313
    FFO diluted                 62,994    58,741    61,253    56,313

Net income per common share -
 diluted                         $0.53     $0.23     $3.96     $3.58
FFO per common share - diluted   $0.87     $0.84     $3.88     $3.47

Expected FFO
----------------
Expected FFO is calculated in a method consistent with historical
 FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income
 (EPS). A reconciliation of the ranges provided for expected net income per diluted share to expected FFO per diluted share is provided below:

                                  1Q07 Range          2007 Range
                                 Low      High       Low      High
                              --------- --------- --------- ---------

Expected net income per share
 - diluted                       $0.20     $0.24     $0.95     $1.25
Expected difference between
 EPS and fully diluted FFO
 shares                          (0.01)    (0.01)    (0.05)    (0.05)
Expected real estate
 depreciation                     0.64      0.64      2.55      2.55
Expected adjustments for
 unconsolidated joint ventures    0.02      0.02      0.06      0.06
Expected income allocated to
 common units                     0.02      0.02      0.09      0.09
Expected (gain) on sale of
 properties held in joint
 ventures                         0.00      0.00      0.00      0.00
Expected (gain) on sale of
 properties and properties
 held for sale                    0.00      0.00      0.00      0.00
                              --------- --------- --------- ---------
Expected FFO per share -
 diluted                         $0.87     $0.91     $3.60     $3.90








Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.





Net Operating Income (NOI)
----------------------------
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income to net operating income is provided below:

                              Three Months Ended  Twelve Months Ended
                                 December 31,         December 31,
                             -------------------- --------------------
                               2006      2005       2006      2005
                             -------------------- --------------------
Net income                     $31,364   $12,887   $232,846  $199,086
Fee and asset management        (3,011)   (1,983)   (14,041)  (12,912)
Sale of technology
 investments                         -        (7)    (1,602)  (24,206)
Interest and other income       (3,674)     (972)    (9,771)   (7,373)
Income on deferred
 compensation plans             (5,808)   (1,094)   (10,116)   (6,421)
Property management expense      4,669     4,795     18,490    16,145
Fee and asset management
 expense                         1,089     1,898      9,382     6,897
General and administrative
 expense                        12,285     6,828     37,584    24,845
Transaction compensation and
 merger expenses                     -         -          -    14,085
Impairment provision on
 technology investments              -       130          -       130
Interest expense                26,752    30,132    118,344   111,548
Depreciation and
 amortization                   40,565    45,588    158,510   164,705
Amortization of deferred
 financing costs                   916       867      3,813     3,739
Expense on deferred
 compensation plans              5,808     1,094     10,116     6,421
Gain (loss) on sale of
 properties, including land        104      (797)   (97,452) (132,914)
Impairment loss on sale of
 land                                -       339          -       339
Equity in (income) loss of
 joint ventures                   (642)  (11,521)    (5,156)  (10,049)
Distributions on perpetual
 preferred units                 1,750     1,750      7,000     7,028
Original issuance costs on
 redeemed perpetual
 preferred units                     -         -          -       365
Income allocated to common
 units and other minority
 interests                       1,413       467     16,163     2,223
Income from discontinued
 operations                     (1,436)   (2,131)    (6,434)   (8,249)
Gain on sale of discontinued
 operations                    (18,879)      (60)   (99,273)  (36,175)
Income from discontinued
 operations allocated to
 common units                      148       121      1,829       464
                             -------------------- --------------------
   Net Operating Income
    (NOI)                      $93,413   $88,331   $370,232  $319,721

"Same Property" Communities    $79,343   $74,650   $313,279  $271,837
Non-"Same Property"
 Communities                     9,851     8,039     34,484    20,916
Development and Lease-Up
 Communities                     3,736       289      9,277       318
Dispositions / Other               483     5,353     13,192    26,650
                             -------------------- --------------------
  Net Operating Income (NOI)   $93,413   $88,331   $370,232  $319,721


EBITDA
----------------------------
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in income of joint ventures, gain on sale of real estate assets, and income allocated to minority interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income to EBITDA is provided below:

                              Three Months Ended  Twelve Months Ended
                                 December 31,         December 31,
                             -------------------- --------------------
                               2006      2005       2006      2005
                             -------------------- --------------------
Net income                     $31,364   $12,887   $232,846  $199,086
Interest expense                26,752    30,132    118,344   111,548
Amortization of deferred
 financing costs                   916       867      3,813     3,739
Depreciation and
 amortization                   40,565    45,588    158,510   164,705
Distributions on perpetual
 preferred units                 1,750     1,750      7,000     7,028
Original issuance costs on
 redeemed perpetual
 preferred units                     -         -          -       365
Income allocated to common
 units and other minority
 interests                       1,413       467     16,163     2,223
Real estate depreciation
 from discontinued
 operations                          -     1,162      1,350     6,549
(Gain) loss on sale of
 properties, including land        104      (797)   (97,452) (132,914)
Impairment loss on sale of
 land                                -       339          -       339
Equity in income of joint
 ventures                         (642)  (11,521)    (5,156)  (10,049)
Gain on sale of discontinued
 operations                    (18,879)      (60)   (99,273)  (36,175)
Income from discontinued
 operations allocated to
 common units                      148       121      1,829       464
                             -------------------- --------------------
 EBITDA                        $83,491   $80,935   $337,974  $316,908




    CONTACT: Camden Property Trust, Houston
             Kim Callahan, 713-354-2549